As filed with the Securities and Exchange Commission on March 4, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)
(626) 914-7383
Registrant’s telephone number, including area code
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

Item 1.	Report to Stockholders.

 Annual Report
 December 31, 2008

WINSLOW
Green Mutual Funds

Winslow Green Growth Fund
Winslow Green Solutions Fund

Winslow Green Mutual Funds

A Message to Our Shareholders

A Message from the Partners of Winslow Management Company, LLC

For the full year ended December 31, 2008, the Winslow Green Growth Fund and the Winslow Green Solutions Fund each underperformed their primary benchmark indices, the Russell 2000® Growth and Russell Midcap Growth Index, respectively.

2008 was a very painful year for all investors and for green investors in particular. It was a uniquely frustrating year for us at Winslow. Month after month, we watched our portfolio companies make what we felt was positive financial and technological advances. But as the year progressed, the reality of what was happening in the green economy became increasingly disconnected from what was happening in the stock market. Eventually, the well-founded optimism around green growth became subsumed in the ever-expanding liquidity crisis and subsequent global economic recession.

Three main factors drove performance for the Winslow Green Mutual Funds in 2008:

1)	Market performance: Due to well-documented economic and financial events, virtually all world markets declined significantly during the year. Winslow predominantly invests in small cap and mid cap growth companies, with a significant weighting in U.S. markets; in 2008, the Russell 2000® Growth Index and Russell Midcap Growth Index covering these asset classes declined -38.5% and -44.3%, respectively. Internationally the situation was equally bleak in most markets, and U.S. investors in foreign markets were further hurt by the strengthening U.S. dollar. For example, the Fund maintained a moderate weighting in Canadian-traded securities during 2008, and in 2008, the S&P/TSX Composite Index declined -33% in Canadian dollar terms, and -48% in U.S. dollar terms.

2)	Sector performance: A core ingredient to our strategy involves a significant weighting in clean energy and energy efficiency stocks. Nothing has changed our positive long-term outlook for these stocks, as we will discuss below, but this year the sector was punished severely, as investors digested gyrations in oil prices (often a driver of short-term equity valuations for these stocks) and fears that the credit crisis would vaporize project financing for new energy projects. This, combined with an overall flight to quality, drove the sector to a -70.0% decline, as measured by the widely-followed Wilderhill Clean Energy Index. Some isolated holdings were also negatively impacted by other sector-specific trends, including companies linked to the residential construction markets and those linked to metals prices and agricultural commodity prices.

3)	Liquidity-driven performance: A number of the portfolio’s small growth companies have been affected by investor reaction to the tight credit market. Companies with higher levels of debt, and companies whose growth depends on project financing, fall into this category. It is important to emphasize that in the Fund’s portfolio, liquidity-driven declines in 2008 were driven primarily by investor perception, not by actual solvency or liquidity problems.

The top contributors to performance in the Winslow Green Growth Fund during 2008 were Metalico Inc, Acorda Therapeutics, Bright Horizons Family Solutions, Savient Pharmaceuticals, and Sunopta Inc. The top detractors from performance in the Winslow Green Growth Fund during 2008 were LSB Industries, Orion Energy Systems, Gaiam Inc, Basin Water Inc, and Capstone Turbine Corp.

The top contributors to performance in the Winslow Green Solutions Fund during 2008 were Metalico Inc, Quanta Services Inc, Darling International Inc, Wabtec, and Green Mountain Coffee Roasters. The top detractors from performance in the Winslow Green Solutions Fund during 2008 were Renewable Energy Corp, Vestas Wind Systems, Gaiam Inc, First Group plc, and Sims Group Limited.

We have closely examined our holdings in the context of our 2009 outlook and our long-term outlook – as always, with a balanced consideration of economic, environmental and governance factors. Having gone through that process, we reiterate our confidence in the prospects for our portfolio companies, many of which are now priced at what we view as extremely attractive levels. We are still at the very beginning of what we envision as a long period of growth within the green economy, one that is supported by a wide variety of powerful trends. We believe growth opportunities should be available to judicious green investors as

Winslow Green Mutual Funds

A Message to Our Shareholders

the economy recovers, and we believe that the Fund’s portfolio is well-positioned to take advantage of those opportunities.

2009 Outlook

With much of the developed world in recession, we believe 2009 will offer a challenging investment environment, but that some of the outcomes of recent economic events – such as the expected easing of credit and new government stimulus programs – should further enhance the prospects for sustainable growth companies, especially those targeting green solutions such as energy and infrastructure.

One continuing reaction to the credit meltdown has been a sense that previously acceptable corporate debt levels are no longer acceptable, at least to many bankers and investors. Many companies are choosing to hoard cash in this environment, at the expense of important economic capital expenditures, research initiatives, training programs, and strategic acquisitions. However, we believe that there is a major opportunity for companies with the ability and fortitude to invest in growth, particularly as a variety of factors offer hope for improved operating conditions for these companies. Credit is again available – while most central bank efforts are aimed at bolstering the mortgage market, we have also seen improved conditions for project financing, at least for solid companies – just in the first two weeks of January, for example, a solar panel manufacturer and a leading geothermal developer, each followed by Winslow, established project-related credit facilities of ~$250MM and ~$100MM respectively. And in the U.S., the Federal Reserve’s efforts to make money readily available and at very cheap rates has led to a 500% increase in conventional home loan refinancing activity since October. These indications of improved liquidity are vital for the stabilization of the real estate markets, for normalized operating conditions for corporations, and for general economic recovery.

We are therefore very attracted at this time to companies with the following characteristics:

1.	Participants in sustainable markets that are growing even during recession

2.	Free cash flow for reinvestment and/or dividends

3.	Adequate cash balances for working capital and growth

4.	Little or no debt

5.	Economic green solutions and/or green operations

The Funds’ portfolios are primarily comprised of companies that, in our view, meet these criteria, and as such we believe that the Funds are well positioned for the current market environment.

Long-Term Outlook

None of 2008’s economic events, significant as their impact was on stock prices and our portfolio, has changed Winslow’s overall outlook for long-term growth within the green economy.

The dangers inherent in our fossil fuel-driven world are enormous – climate change and other environmental hazards are real and growing threats to our survival. Rising energy demand coupled with declining resource availability have essentially written the obituary for an oil-based economy and society. Our collective awareness of these problems, and our drive to tackle them head on, has reached critical mass around the world. And the primary solutions to these problems – renewable energy sources and efficiency technologies – are becoming more effective, more scalable, and less expensive by the day.

Despite much economic gloom in 2008, it was one of the best years on record for renewable energy, in terms of policy progress. Just one of many positive indicators in 2008 was the passage of legislation in the U.S. that

Winslow Green Mutual Funds

A Message to Our Shareholders

will provide key support to clean and efficient energy for years to come. Part of October’s “financial bailout” bill, the Emergency Economic Stabilization Act, granted a wide variety of incentives for clean energy, including:

•	extension of solar tax credits until 2016;

•	extension of wind tax credits until the end of 2009;

•	extension of business tax credits for fuel cells;

•	new business and residential tax credits for geothermal heat pump systems; and

•	new tax credits for building energy efficiency, such as energy efficient lighting, efficient heating/cooling and building insulation.

Both the wind and solar industries had been lobbying strenuously for extension of their tax credits, which had been set to expire at the end of 2008. The long-term extension of solar tax credits, in particular, will provide much-needed regulatory visibility to the industry, essential for long-term financing and strategic planning.

Although current economic conditions don’t offer much hope for growth in general, we feel that clean technology still offers significant growth potential to investors. It is the only venture capital funding area expected to expand in 2009, according to a survey by the National Venture Capital Association. What’s more, President Obama has a clear priority to focus on new energy policies for an energy-independent, low-carbon economy. He is pushing for a massive stimulus package concentrating at least in part on modernizing our energy infrastructure, and he is also prioritizing a wide range of major energy initiatives, from investment in plug-in hybrids, to hard national targets for renewable energy generation, to aggressive goals for lowering overall carbon emissions and increasing overall energy efficiency.

Finally, it’s important to recognize that clean energy technology is undergoing rapid price/performance improvement. As manufacturing becomes more advanced and industry volumes grow, the cost per kilowatt hour of renewable energy is steadily dropping due to manufacturing efficiencies and economies of scale. At the same time, the price of standard electricity from the grid has been increasing; according to the Energy Information Administration (EIA), the retail cost of electricity for consumers increased by 25% between January 2006 and September 2008. In other words, the cost of traditional electricity and the cost of renewable electricity are converging rapidly, and we are on the verge of the holy grail of renewable energy, “grid price parity”, when those two costs become equal. There is no exact date for reaching grid parity – depending on local pricing conditions and other factors, grid parity will roll across the country over several years. According to data from BP, in areas such as Northern California and Hawaii, solar has already achieved grid parity. The significance of grid parity for the renewable energy industry cannot be overestimated – the vast majority of electricity consumers are focused on price and nothing else, and once dirty energy has no cost advantage over clean energy, the door will finally be open to adoption of renewable technology on a massive scale.

While all investors are in very turbulent waters, we at Winslow remain on a clear and steady course. That course demands selectivity, fortitude, and above all patience. We believe that a long-term commitment to Winslow’s green investing strategy will reward investors that weather the current market uncertainty with us.

As always we welcome your questions and comments, and we thank you for your commitment to green investing and to Winslow.

Sincerely,

Jackson W. Robinson Portfolio Manager Winslow Green Growth Fund	Matthew W. Patsky Portfolio Manager Winslow Green Solutions Fund

Winslow Green Mutual Funds

A Message to Our Shareholders

Investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. The Funds invest in small and medium capitalization companies, which present greater risk than larger companies due to limited product lines, markets and financial or managerial resources; the Funds also focus on green solutions companies, which presents increased risk compared to a more diversified portfolio by limiting investment choices to a specific sector that may or may not perform as well as other industry sectors. The Funds invest in foreign securities, which may present increased risk compared to U.S. investments in the form of currency fluctuation, different regulation, accounting standards, trading practices and levels of available information, generally higher transactions costs, and political risk.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 314-9049 or visiting the Fund’s website, Read it carefully before you invest.

The Russell 2000® Growth Index measures the performance of Russell 2000® companies with high price-to-book ratios and high forecasted growth values. The Russell Midcap Growth Index measures the performance of Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The S&P/TSX Composite Index is an index of the stock prices of the largest companies on the Toronto Stock Exchange as measured by market capitalization; it returned -33.00%, -4.80%, 4.16% and 5.34% over the 1-, 3-, 5-, and 10-year periods ended 12/31/08. The WilderHill Clean Energy Index (ECO) is a modified equal dollar-weighted index, comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation; it returned -70.04%, -20.67%, and -10.11% for the 1-, 3-, and 5-year periods ended 12/31/08. No one can invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Current and future portfolios holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company’s book value per share.

The views in this report were those of the Fund managers as of December 31, 2008 and may not reflect their views on the date this report is published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Distributed by Quasar Distributors, LLC (2.09).

Winslow Green Mutual Funds

Performance Chart and Analysis
December 31, 2008 (Unaudited)

The graphs and tables on the following pages reflect the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund and the Winslow Green Solutions Fund, including reinvested dividends and distributions, compared with broad-based securities market indices, since inception.

Total return figures include the reinvestment of dividends and capital gains. Prior to April 1, 2001, Winslow Management Company (the “Adviser”) managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Winslow Green Growth Fund. The Fund’s performance for periods before April 1, 2001 is that of the common trust fund, and reflects the expenses of the common trust fund. If the common trust fund’s performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Winslow Green Mutual Funds

Performance Chart and Analysis
December 31, 2008 (Unaudited)

Average Annual Total Return as of 12/31/08	One Year		Five Year		Ten Year

Winslow Green Growth Fund – Investor Shares	(61.01%	)	(7.38%	)	6.75%
Winslow Green Growth Fund – Institutional Shares*	(60.94%	)	(7.28%	)	6.81%
Russell 2000® Growth Index	(38.54%	)	(2.35%	)	(0.76%	)

Investment Value on 12/31/08
Winslow Green Growth Fund – Investor Shares	$19,224
Winslow Green Growth Fund – Institutional Shares*	$19,327
Russell 2000® Growth Index	$9,266

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Growth Fund’s annual operating expense ratio (gross) for the previous fiscal year was 1.47% for Investor Shares and 1.22% for Institutional Shares. However, the Funds’ adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2010, to limit total annual fund operating expenses to 1.45% for Investor Shares and 1.20% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class’ inception date of June 6, 2006, are based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional Shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher. See previous paragraph explaining the Institutional Class performance prior to April 1, 2001.

Winslow Green Mutual Funds

Performance Chart and Analysis
December 31, 2008 (Unaudited)

Average Annual Total Return as of 12/31/08	One Year		Since Inception (11/1/07)

Winslow Green Solutions Fund-Investor Class	(54.00%	)	(46.44%	)
Winslow Green Solutions Fund-Institutional Class*	(53.90%	)	(46.34%	)
Russell Midcap Growth Index	(44.32%	)	(40.56%	)

Investment Value on 12/31/08
Winslow Green Solutions Fund-Investor Class			$4,834
Winslow Green Solutions Fund-Institutional Class*			$4,844
Russell Midcap Growth Index			$5,457

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Solutions Fund’s annual operating expense ratio (gross) for the previous fiscal year ending December 31, 2007, was 5.71% for Investor Shares. However, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2010, to limit total annual fund operating expenses to 1.45% through September 14, 2008 and 1.25% thereafter for Investor Shares and 1.00% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was September 15, 2008. Performance for the Institutional class between the inception of the Investor class (November 1, 2007) and September 15, 2008 is based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional Shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher.

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended December 31, 2008 (Unaudited)

As a shareholder of the Winslow Green Growth Fund or the Winslow Green Solutions Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses – The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption or exchange fee equal to 2.00% of the net amount of the redemption or exchange if you redeem or exchange your shares less than 90 days after you purchase them. Investment Retirement Accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended December 31, 2008 (Unaudited)

costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2008 –
	July 1, 2008	December 31, 2008	December 31, 2008*

Winslow Green Growth Fund
Investor Class Actual	$1,000	$506	$5.22
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.00
Institutional Class Actual	$1,000	$507	$4.28
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.74

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2008 –
	July 1, 2008	December 31, 2008	December 31, 2008*

Winslow Green Solutions Fund
Investor Class Actual	$1,000	$538	$5.26
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.90
Institutional Class Actual**	$1,000	$637	$2.41
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,012	$2.97

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.38% (fees and waivers in effect) for Winslow Green Growth Fund Investor Shares, 1.13% (fees and waivers in effect) for Winslow Green Growth Fund Institutional Shares and 1.36% (fees and waivers in effect) for Winslow Green Solutions Fund Investor Shares, multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	Winslow Green Solutions Fund Institutional Share class commenced operations on September 15, 2008. Expenses are equal to the Fund’s expense ratio since inception of 1.00% (fees and waivers in effect) multiplied by the average account value over the period multiplied by 108/366 (to reflect the since inception period).

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2008

Shares	Security Description	Value

Common Stock – 98.8%
Clean Energy – 25.0%
610,000	American Superconductor Corp.(a)	$9,949,100
1,450,000	Canadian Hydro Developers, Inc.(a)	3,500,202
5,745,230	Capstone Turbine Corp.(a)	4,825,993
375,000	Energy Conversion Devices, Inc.(a)	9,453,750
70,000	First Solar, Inc.(a)	9,657,200
76,618	Infinity Bio-Energy, Ltd(a)(b)	766
2,904,000	Nevada Geothermal Power, Inc.(a)	823,329
620,500	Protonex Technology Corp.(a)(b)	334,547
1,109,505	Real Goods Solar, Inc.(a)(b)(c)	4,049,693
179,614	Solar Millennium AG(a)	3,008,547
3,209,835	U.S. Geothermal, Inc.(a)(c)	2,664,163

		48,267,290

Environmental Services – 10.0%
1,071,901	Casella Waste Systems, Inc.(a)	4,373,356
165,000	Stantec, Inc.(a)	4,075,500
614,906	Telvent GIT S.A.	8,983,777
6,330,000	World Energy Solutions, Inc.(a)(b)(c)	1,935,662

		19,368,295

Green Building Products – 15.9%
484,712	Apogee Enterprises, Inc.	5,021,616
30,000	Herman Miller, Inc.	390,900
700,000	Interface, Inc.	3,248,000
1,150,469	Lighting Science Group Corp.(a)(b)	425,674
1,110,953	LSB Industries, Inc.(a)(c)	9,243,129
667,300	Waterfurnace Renewable Energy, Ltd.(b)(c)	12,432,483

		30,761,802

Green Transportation – 1.1%
55,000	Wabtec Corp.	2,186,250

Internet / Software – 6.5%
190,000	Bankrate, Inc.(a)	7,220,000
900,000	Monotype Imaging Holdings, Inc.(a)	5,220,000

		12,440,000

Medical Products – 4.9%
320,000	SurModics, Inc.(a)	8,086,400
3,043,792	ThermoGenesis Corp.(a)(b)(c)	1,308,831

		9,395,231

Pharmaceuticals – 7.8%
270,000	AMAG Pharmaceuticals, Inc.(a)	9,679,500
1,435,000	Repligen Corp.(a)	5,424,300

		15,103,800

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2008

Shares	Security Description	Value

Resource Efficiency – 13.8%
20,000	Baldor Electric Co.	$357,000
787,375	Carmanah Technologies Corp.(a)	312,526
380,000	Energy Recovery, Inc.(a)	2,880,400
50,000	Itron, Inc.(a)	3,187,000
100,000	Metalico, Inc.(a)	155,000
2,137,911	Orbcomm, Inc.(a)(c)	4,617,888
1,733,311	Pure Technologies, Ltd.(a)(b)	4,352,583
100,000	Quanta Services, Inc.(a)	1,980,000
700,000	Sims Metal Management, Ltd.	8,694,000

		26,536,397

Sustainable Living – 6.2%
80,000	Chipotle Mexican Grill, Inc.(a)	4,583,200
580,200	Gaiam, Inc.(a)	2,680,524
100,000	Green Mountain Coffee Roasters, Inc.(a)	3,870,000
1,461,150	Organic To Go Food Corp.(a)(b)	219,171
25,000	United Natural Foods, Inc.(a)	445,500
10,000	Whole Foods Market, Inc.	94,400

		11,892,795

Water Management – 7.6%
1,347,873	Basin Water, Inc.(a)(c)	700,894
1,766,973	Bioteq Environmental Technologies, Inc.(a)(b)	558,218
160,000	Lindsay Corp.	5,086,400
460,000	Nalco Holding Co.	5,308,400
50,000	Valmont Industries, Inc.	3,068,000

		14,721,912

Total Common Stock (Cost $348,018,638)		190,673,772

Warrants – 0.0%
57,142	Akeena Solar, Inc., Expires 11/2/12 at $10.08(a)(d)	—
343,569	Capstone Turbine Corp., Expires 9/17/13 at $1.92(a)(d)	—
399,540	Delcath Systems, Inc. Expires 09/21/12 at $4.53(a)(d)	—
175,480	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)(b)	22,812
615,000	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(d)	—
675,064	Organic To Go Food Corp., Expires 10/15/12 at $2.50(a)(d)	—
147,354	U.S. Geothermal, Inc. 4/24/10 at $3.00(a)(d)	—

Total Warrants (Cost $87,740)		22,812

Short Term Investments – 0.0%
1,279	Fidelity Institutional Money Market Fund (Cost $1,279)	1,279

Total Investments – 98.8% (Cost $348,107,657)		$190,697,863

Other Assets in Excess of Liabilities – 1.2%		2,223,973

NET ASSETS – 100.0%		$192,921,836

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2008

Contracts	Security Description	Strike price	Expiration	Value

Call Options Written
585	American Superconductor Corp.(a)	22.50	04/18/09	(77,513)
470	American Superconductor Corp.(a)	20	01/17/09	(11,750)
400	First Solar, Inc.(a)	210	03/21/09	(82,000)
250	Itron, Inc.(a)	75	02/21/09	(52,500)
700	Lindsay Corp.(a)	40	01/17/09	(17,500)
250	Valmont Industries, Inc.(a)	70	01/17/09	(10,625)

Total Call Options Written (Premiums received $395,667)				(251,888)

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2008, the value of these investments was $25,640,440 or 13.3% of total net assets. See Note 2 of the Notes to Financial Statements.
(c)	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 of the Notes to Financial Statements.
(d)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy	25.3%
Environmental Services	10.2%
Green Building Products	16.1%
Green Transportation	1.2%
Internet/Software	6.5%
Medical Products	4.9%
Pharmaceuticals	7.9%
Resource Efficiency	13.9%
Sustainable Living	6.3%
Water Management	7.7%
Warrants	0.0%
Short Term Investments	0.0%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2008

Shares	Security Description	Value

Common Stock – 95.0%
Clean Energy – 24.7%
37,707	Avista Corp.	$730,762
33,752	Calpine Corp.(a)	245,715
93,512	Canadian Hydro Developers, Inc.(a)	225,731
141,200	Capstone Turbine Corp.(a)	118,608
14,800	Energy Conversion Devices, Inc.(a)	373,108
5,170	First Solar, Inc.(a)	713,254
4,403	Infinity Bio-Energy, Ltd.(a)	44
24,119	Ormat Technologies, Inc.	768,672
16,500	Protonex Technology Corp.(a)	8,896
60,228	Real Goods Solar, Inc.(a)	219,832
7,365	Solar Millennium AG(a)	123,364
177,740	U.S. Geothermal, Inc.(a)	147,524
13,752	Vestas Wind Systems(a)	779,459

		4,454,969

Environmental Services – 11.5%
113,550	Casella Waste Systems, Inc.(a)	463,284
5,828	Climate Exchange Plc(a)	73,737
34,756	Covanta Holdings Corp.(a)	763,241
47,904	Telvent GIT S.A.	699,878
253,157	World Energy Solutions, Inc.(a)	77,414

		2,077,554

Green Building Products – 8.9%
12,401	Acuity Brands, Inc.	432,919
25,149	Herman Miller, Inc.	327,691
38,006	Interface, Inc.	176,348
46,087	Kingspan Group	194,752
25,827	Waterfurnace Renewable Energies, Ltd.	481,183

		1,612,893

Green Transportation – 7.8%
138,996	Bombardier, Inc.	501,040
72,330	Firstgroup Plc	451,328
11,414	Wabtec Corp.	453,707

		1,406,075

Resource Efficiency – 22.8%
20,467	Baldor Electric Co.	365,336
234,580	Carmanah Technologies Corp.(a)	93,110
3,850	Deere & Co.	147,532
9,114	Itron, Inc.(a)	580,926
26,637	Johnson Controls, Inc.	483,728
7,849	Novozymes AS	612,716
21,205	Quanta Services, Inc.(a)	419,859
11,823	Roper Industries, Inc.	513,237
5,794	Schnitzer Steel Industries, Inc.	218,144
55,307	Sims Metal Management, Ltd.	686,913

		4,121,501

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2008

Shares	Security Description	Value

Sustainable Living – 9.4%
7,359	Chipotle Mexican Grill, Inc.(a)	$421,597
40,139	Gaiam, Inc.(a)	185,442
9,966	Green Mountain Coffee Roasters, Inc.(a)	385,684
41,579	Sunopta, Inc.(a)	65,279
36,292	United Natural Foods, Inc.(a)	646,723

		1,704,725

Water Management – 9.9%
16,238	American Water Works Company, Inc.	339,049
90,693	Bioteq Environmental Technologies, Inc.(a)	28,651
31,427	Energy Recovery, Inc.(a)	238,217
45,901	Nalco Holding Co.	529,698
10,672	Valmont Industries, Inc.	654,834

		1,790,449

Total Common Stock (Cost $25,088,579)		17,168,166

Warrants – 0.0%
42,360	Capstone Turbine Corp., Expires 9/17/13 at $1.92(a)(b)	—
2,854	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)	371
10,500	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72 (a)(b)	—
12,000	U.S. Geothermal, Inc. 4/24/10 at $3.00(a)(b)	—

Total Warrants (Cost $1,427)		371

Short Term Investments – 4.4%
544,888	Fidelity Institutional Money Market Fund	544,888
244,991	First American Institutional Government Fund	244,991

Total Short Term Investments (Cost $789,879)		789,879

Total Investments – 99.4% (Cost $25,879,885)		$17,958,416

Other Assets in Excess of Liabilities – 0.6%		111,291

NET ASSETS – 100.0%		$18,069,707

(a)	Non-income producing security.
(b)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2008

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy	25.5%
Environmental Services	11.5%
Green Building Products	9.2%
Green Transportation	5.5%
Resource Efficiency	23.7%
Sustainable Living	9.8%
Water Management	10.3%
Warrants	0.0%
Short Term Investments	4.5%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statements of Assets and Liabilities
December 31, 2008

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

ASSETS
Investments in securities, market value:
Unaffiliated issuers (Cost $252,816,150 and $25,879,885 respectively)	$153,745,120	$17,958,416
Affiliated issuers (Cost $95,291,507 and $0, respectively)	36,952,743	—

Total investments, at value	$190,697,863	$17,958,416
Cash	—	69,863
Receivables:
Investment securities sold	5,197,889	—
Expense reimbursement from adviser	—	56,248
Fund shares sold	369,130	158,302
Dividends and interest	34,401	12,317
Prepaid expenses	35,006	41,642

Total Assets	196,334,289	18,296,788

LIABILITIES
Call options written, at value (Premiums received $395,667, $0)	251,888	—
Payables:
Due to custodian	773,335	—
Fund shares redeemed	632,262	46,910
Investment securities purchased	1,508,657	116,638
Accrued liabilities:
Investment adviser fees	100,479	—
Administration fees	7,174	2,710
Custody fees	6,406	2,187
Service fee	8,098	6,030
Fund accounting fees	16,489	6,747
Transfer agent fees	64,000	17,600
Chief Compliance Officer fees	1,666	1,666
Other accrued expenses:	41,999	26,593

Total Liabilities	3,412,453	227,081

NET ASSETS	$192,921,836	$18,069,707

COMPONENTS OF NET ASSETS
Paid-in-capital	$424,543,461	29,366,410
Accumulated net investment loss	(10,836)	(123)
Accumulated net realized loss on investments and written options	(74,344,774)	(3,375,111)
Net unrealized appreciation (depreciation) on:
Investments	(157,409,794)	(7,921,469)
Written options	143,779	—

NET ASSETS	$192,921,836	$18,069,707

COMPUTATION OF NET ASSET VALUE
Investor Shares:
Net Assets	$171,398,705	$13,371,822
Shares Outstanding	19,012,286	2,786,091
Net asset value per share	$9.02	$4.80
Institutional Shares:
Net Assets	$21,523,131	$4,697,885
Shares Outstanding	2,372,377	976,616
Net asset value per share	$9.07	$4.81

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statements of Operations
For Year Ended December 31, 2008

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of dividend witholding tax, $66,653 and $10,256 respectively)	$1,028,301	$166,000
Dividends from affiliated investments (net of dividend witholding tax, $52,802 and $0 respectively)	453,984	—
Interest income	147,803	33,172
Other income	—	165

Total Investment Income	1,630,088	199,337

EXPENSES
Investment advisory fees	3,024,596	158,704
Service Fee – Investor Shares	756,837	43,465
Transfer agant fees	295,104	52,629
Administration fees	205,068	23,239
Reports to shareholders	156,712	43,663
Miscellaneous	53,062	75,899
Custody fees	50,218	16,125
Fund accounting fees	48,457	19,019
Audit fees	32,545	19,073
Blue Sky fees	28,171	28,703
Compliance fee	27,091	8,988
Legal expense	17,378	27,602
Trustee fees	12,752	4,393
Insurance expense	11,803	260
Registration fees	3,817	623
Interest expense (Note 7)	1,071	—

Total Expenses	4,724,682	522,385
Fees waived and reimbursed (Note 3)	(99,518)	(276,398)

Net Expenses	4,625,164	245,987

NET INVESTMENT LOSS	(2,995,076)	(46,650)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Gain (Loss) on:
Investments and foreign currency transactions unaffiliated	(62,995,206)	(3,367,821)
Investments and foreign currency transactions affiliated	(13,347,863)	—
Written options	3,419,796	—

Net Realized Loss	(72,923,273)	(3,367,821)

Change in Unrealized Appreciation (Depreciation) on:
Investments and foreign currency transactions	(227,344,188)	(9,794,341)
Written options	238,720	—

Net Change in Unrealized Depreciation	(227,105,468)	(9,794,341)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(300,028,741)	(13,162,162)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(303,023,817)	$(13,208,812)

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statements of Changes in Net Assets

	Winslow Green		Winslow Green
	Growth Fund		Solutions Fund
				November 1, 2007*
	Year Ended	Year Ended	Year Ended	Through
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

OPERATIONS
Net investment loss	$(2,995,076)	$(1,203,120)	$(46,650)	$(2,672)
Net realized gain (loss) on Investments, Written Options and Foreign Currency Transactions	(72,923,273)	17,993,481	(3,367,821)	78,602
Net change in unrealized appreciation (depreciation) on Investments, Written Options and Foreign Currency Translations	(227,105,468)	41,544,360	(9,794,341)	1,872,872

Increase (Decrease) in Net Assets Resulting from Operations	(303,023,817)	58,334,721	(13,208,812)	1,948,802

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments
Investor Shares	—	—	—	(33,142)
Net realized gain on investments Investors Shares	(2,101,181)	(15,591,236)	(44,610)	—
Institutional Shares	(262,027)	(1,535,752)	(7,747)	—

Total distributions to shareholders	(2,363,208)	(17,126,988)	(52,357)	(33,142)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	172,918,700	214,353,036	23,562,663	8,049,403
Institutional Shares	29,216,946	19,570,007	4,383,342	—
Reinvestment of distributions Investor Shares	2,023,299	15,081,462	42,654	32,146
Institutional Shares	251,127	1,496,507	7,747	—
Redemption of shares
Investor Shares	(110,008,241)	(81,797,895)	(6,664,886)	(3,124)
Institutional Shares	(13,030,927)	(3,719,693)	(4,390)	—
Redemption fees
Investor Shares	93,545	123,648	9,574	—
Institutional Shares	13,672	471	87	—

Increase from Capital Share Transactions	81,478,121	165,107,543	21,336,791	8,078,425

Increase (Decrease) in Net Assets	(223,908,904)	206,315,276	8,075,622	9,994,085
NET ASSETS
Beginning of period/year	416,830,740	210,515,464	9,994,085	—

End of period/year	$192,921,836	$416,830,740	$18,069,707	$9,994,085

SHARE TRANSACTIONS
Sale of shares
Investor Shares	10,431,566	9,632,213	5,792,263	952,027
Institutional Shares	1,728,260	868,491	975,959	—
Reinvestment of distributions Investor Shares	228,880	677,210	9,018	3,070
Institutional Shares	28,248	66,988	1,635	—
Redemption of shares
Investor Shares	(7,859,535)	(3,888,953)	(3,969,972)	(315)
Institutional Shares	(963,134)	(169,198)	(978)	—

Increase in Shares	3,594,285	7,186,751	2,807,925	954,782

Accumulated net investment loss	$(10,836)	$(12,209)	$(123)	$(9,532)

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each year

	Year Ended December 31,
	2008	2007		2006		2005		2004

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of Year	$23.42	$19.85		$17.62		$15.90		$14.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)	(0.10	)(a)	(0.23	)(a)	(0.17	)(a)	(0.17	)(a)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(14.14)	4.70		2.46		2.09		1.90

Total from Investment Operations	(14.29)	4.60		2.23		1.92		1.73

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.11)	(1.04)		(0.02)		(0.22)		(0.24)

Redemption fees	— (b)	0.01		0.02		0.02		—	(b)

NET ASSET VALUE PER SHARE, End of Year	$9.02	$23.42		$19.85		$17.62		$15.90

TOTAL RETURN	(61.01)%	23.47%		12.77%		12.18%		12.09%

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of year (millions)	$171.4	$379.7		$194.4		$152.3		$48.4
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.40%	1.45%		1.45%		1.45%		1.45%
Before fees waived and expenses absorbed	1.43%	1.47%		1.49%		1.69%		1.93%
Ratio of net investment loss to net assets
After fees waived and expenses absorbed	(0.92)%	(0.46)%		(1.22)%		(1.02)%		(1.20)%
Before fees waived and expenses absorbed	(0.95)%	(0.48)%		(1.26)%		(1.26)%		(1.68)%

PORTFOLIO TURNOVER RATE	113%	94%		113%		103%		102%

(a)	Calculated using average shares outstanding throughout the year.
(b)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each period/year

	Year Ended			June 6, 2006(a)
	December 31			through
	2008	2007		December 31, 2006

INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of Period/Year	$23.51	$19.87		$19.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(14.25)	4.72		0.42

Total from Investment Operations	(14.34)	4.68		0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.11)	(1.04)		(0.02)

Redemption fees	0.01	—	(c)	0.02

NET ASSET VALUE PER SHARE, End of Period/Year	$9.07	$23.51		$19.87

TOTAL RETURN	(60.94)%	23.80%		1.68	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$21.5	$37.1		$16.1
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.15%	1.20%		1.20	%(e)
Before fees waived and expenses absorbed	1.18%	1.22%		1.51	%(e)
Ratio of net investment loss to net assets
After fees waived and expenses absorbed	(0.67)%	(0.20)%		(1.06	)%(e)
Before fees waived and expenses absorbed	(0.70)%	(0.22)%		(1.37	)%(e)

PORTFOLIO TURNOVER RATE	113%	94%		113	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period/year.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each period/year

		November 1, 2007(a)
	Year Ended	through
	December 31, 2008	December 31, 2007

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of Period/Year	$10.47	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	—	(b)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.64)	0.51

Total from Investment Operations	(5.65)	0.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.02)	(0.04)

Redemption fees	— (c)	—	(c)

NET ASSET VALUE PER SHARE, End of Period/Year	$4.80	$10.47

TOTAL RETURN	(54.00)%	5.07	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$13.4	$10.0
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.40%	1.45	%(e)
Before fees waived and expenses absorbed	2.93%	5.71	%(e)
Ratio of net investment loss to net assets
After fees waived and expenses absorbed	(0.27)%	(0.25	)%(e)
Before fees waived and expenses absorbed	(1.80)%	(4.51	)%(e)

PORTFOLIO TURNOVER RATE	90%	19	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period/year.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each period

	September 15, 2008(a)
	through
	December 31, 2008

INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of Period	$7.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	—	(b)
Net realized and unrealized loss on investments and foreign currency transactions	(2.75)

Total from Investment Operations	(2.75)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.02)

Redemption fees	—	(b)

NET ASSET VALUE PER SHARE, End of Period	$4.81

TOTAL RETURN	(36.33	)%(c)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (millions)	$4.7
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.00	%(d)
Before fees waived and expenses absorbed	5.03	%(d)
Ratio of net investment income (loss) to net assets
After fees waived and expenses absorbed	0.23	%(d)
Before fees waived and expenses absorbed	(3.80	)%(d)

PORTFOLIO TURNOVER RATE	90	%(c)

(a)	Commencement of operations.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

NOTE 1. ORGANIZATION

The Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Winslow Green Growth Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund, a common trust fund, in exchange for Fund shares. The Winslow Green Growth Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Winslow Green Solutions Fund commenced operations on November 1, 2007. The Winslow Green Solutions Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on November 1, 2007 and Institutional Shares commenced operations on September 15, 2008. Both Funds were reorganized into a newly created series of the Professionally Managed Portfolios Trust on May 27, 2008.

For both Funds, each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of The Winslow Green Growth Fund is capital appreciation through environmentally responsible investing. The Winslow Green Growth Fund will invest at least 80% of its net assets, plus borrowings, for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The investment objective of The Winslow Green Solutions Fund is capital appreciation though investing in companies that provide green solutions.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity, at time of purchase, of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Options written by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices. Options that are purchased by the Funds are

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

Securities for which quotations are not readily available, or if the closing price doesn’t represent fair value, are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2008, the Winslow Green Growth Fund held fair valued securities with a market value of $0 or 0.0% of total net assets. As of December 31, 2008, the Winslow Green Solutions Fund held fair value securities with a market value of $0 or 0.0% of total net assets.

B.	Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At December 31, 2008 the Funds deferred on a tax basis, Post-October and Straddle Losses of:

	Post-October	Post-October
	Losses	Currency Losses	Straddle Losses

Winslow Green Growth Fund	$30,616,795	$10,836	$183,811
Winslow Green Solutions Fund	$2,069,035	$123	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At December 31, 2008, the following capital loss carryforwards were available:

	Capital Loss
	Carryforward	Expires

Winslow Green Growth Fund	$42,040,637	12/31/16
Winslow Green Solutions Fund	$1,107,161	12/31/16

C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by identified cost. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.	Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The activity in options written during the year ended December 31, 2008, is as follows:

Winslow Green Growth Fund

		Premiums
	Contracts	Received

Options outstanding, beginning of year	1,234	$635,484
Options written	16,507	4,290,815
Options exercise	(600)	(111,507)
Options expired	(6,831)	(1,548,351)
Options closed	(7,655)	(2,870,774)

Options outstanding, end of year	2,655	$395,667

There were no options written by the Winslow Green Solutions Fund for the year ended December 31, 2008.

F.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

H.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee and exchange fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.	Financial Accounting Standards Board Interpretation No. 48. Effective December 31, 2007, the Funds adopted Financial Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of December 31, 2008, open tax years for the Winslow Green Growth Fund include the tax years ended December 31, 2005 through December 31, 2008. As of December 31, 2008, open tax years for the Winslow Green Solutions Fund include the tax years ended December 31, 2007 through December 31, 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year/period ended December 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Financial Accounting Standards Board Interpretation No. 157. In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds adopted SFAS 157 as of March 31, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund’s investments. These inputs Summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

Level 3 – Significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008.

Winslow Green Growth Fund

FAS 157 – Summary of Fair Value Disclosure at December 31, 2008

	Investments in	Other Financial
Description	securities	Instruments*

Level 1 – Quoted Prices	$190,697,863	$251,888
Level 2 – Other significant observable inputs	$—	—
Level 3 – Significant observable inputs	$—	—

Total	$190,697,863	$251,888

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

FAS 157 – Level 3 Reconciliation at December 31, 2008

Investments in Securities

Balance as of 12/31/07	$42,874,030
Change in unrealized appreciation	(110,700)
Realized gain	487,358
Net purchases/sales	(14,647,358)
Transfers in and out of level 3	(28,603,330)

Balance as of 12/31/08	$—

Winslow Green Solutions Fund

FAS 157 – Summary of Fair Value Disclosure at December 31, 2008

	Investments	Other Financial
Description	in securities	Instruments*

Level 1 – Quoted Prices	$17,958,416	$0
Level 2 – Other significant observable inputs	$—	—
Level 3 – Significant observable inputs	$—	—

Total	$17,958,416	$0

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

FAS 157 – Level 3 Reconciliation at December 31, 2008

Investments in Securities

Balance as of 12/31/07	$1,890
Change in unrealized appreciation	(1,890)
Net purchases/sales	—

Balance as of 12/31/08	$—

L.	New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, now derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

M.	Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved b the Funds’ board of directors as reflecting fair value. Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At December 31, 2008, the Winslow Green Growth Fund had investments in illiquid securities with a total value of $25,640,440 or 13.3% of total net assets.

	Shares	Dates Acquired	Cost Basis

Bioteq Environmental Technologies, Inc.	1,766,973	6/07 – 8/08	$6,194,085
Infinity Bio-Energy, Ltd	252,098	5/06 – 10/08	397,777
Lighting Science Group Corp.	1,150,469	1/08 – 6/08	8,776,752
Organic To Go Food Corp.	1,461,150	10/07 – 12/08	2,432,012
Protonex Technical Corp.	620,500	6/06	975,358
Pure Technologies, Ltd.	1,733,311	9/07 – 7/08	4,664,832
Real Goods Solar, Inc.	1,109,505	5/08	10,465,696
Thermogenesis Corp.	3,043,792	12/03 – 8/08	10,923,232
Waterfurnace Renewable Energy, Ltd.	667,300	9/06 – 10/08	14,931,872
World Energy Solutions, Inc.	6,330,00	7/08 – 8/08	5,712,333

At December 31, 2008, the Winslow Green Solutions Fund did not have investments in illiquid securities.

N.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, the Winslow Green Growth Fund decreased accumulated net investment loss by $2,996,449, increased accumulated net realized loss on investments, options and foreign currency transactions by $34,101 and decreased paid in capital by $2,962,348. For the year ended December 31, 2008, the Winslow Green Solutions Fund decreased accumulated net investment loss by $56,059, increased accumulated net realized loss on investments and foreign currency transactions by $7,253 and decreased paid in capital by $48,806. The permanent differences primarily relate to foreign currency adjustments and net operating loss.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Winslow Management Company (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of each Fund. For the year ended December 31, 2008, The Winslow Green Growth Fund and the Winslow Green Solutions Fund incurred $3,024,596 and $158,704, respectively, in advisory fees.

During the year, the Adviser has contractually agreed to waive its fees and/or reimburse certain Fund expenses to limit the total operating expenses for each Fund as follows:

Winslow Green	Winslow Green	Winslow Green	Winslow Green
Growth Fund-	Growth Fund-	Solutions Fund-	Solutions Fund-
Investor	Institutional	Investor	Institutional
1.45% (through April 30, 2010)	1.20% (through April 30, 2010)	1.45% (through September 14, 2008)	1.00% (through April 30, 2010)

1.25% (from September 15, 2008 through April 30, 2010)

Additionally, any fees waived or voluntarily reduced since the Funds’ reorganization into Professionally Managed Portfolios on May 27, 2008 shall be reimbursed by the Funds to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal years does not exceed the applicable limitation of Fund expenses. The Funds must pay their ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time reimbursement is initiated. For the year ended December 31, 2008, the Adviser waived fees and/or paid operating expenses in the amount of $99,518 for the Winslow Green Growth Fund and $276,398 for the Winslow Green Solutions Fund. The Adviser may recapture portions of the above amount no later than the date stated below:

December 31, 2011

Winslow Green Growth Fund	$99,518
Winslow Green Solutions Fund	$163,665

Effective May 27, 2008, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, became the Funds’ Administrator (“Administrator”), and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

First $250 million	0.06	% of average daily net assets
Next $1 billion	0.04	% of average daily net assets
Balance	0.03	% of average daily net assets
$32,000 minimum per Fund per year

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

Prior to May 27, 2008, Citi Financial Services, LLC acted as the Funds’ service provider by providing administration, portfolio accounting and transfer agency services to the Funds.

For the year ended December 31, 2008, the Winslow Green Growth Fund and Winslow Green Solutions Fund incurred administration fees of $205,068 and $23,239, respectively. The officers of the Trust are employees of the USBFS. The Chief Compliance Officer is also an employee of USBFS.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the Funds’ Investor Share classes. Under the Plan, each Fund is authorized to pay the Adviser an annual shareholder servicing fee of 0.25% of average daily net assets. The Adviser uses this fee to finance certain activities related to servicing and maintaining shareholder accounts. For the fiscal year ended December 31, 2008, the Winslow Green Growth Fund — Investor Class and Winslow Green Solutions Fund — Investor Class incurred $756,837 and $43,465 in shareholder servicing fees, respectively.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Winslow Green Growth Fund, excluding short-term investments, for the year ended December 31, 2008, were $470,773,857 and $381,706,248, respectively.

The cost of purchases and proceeds from the sales of securities for the Winslow Green Solutions Fund, excluding short-term investments, for the year ended December 31, 2008, were $36,568,772 and $14,960,668, respectively.

There were no purchases or sales of U.S. Government obligations for either Fund the year ended December 31, 2008.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2008 and the fiscal year ended December 31, 2007 for the Funds were as follows:

The Winslow Green Growth Fund

	December 31, 2008	December 31, 2007

Distributions paid from:
Long-term capital gain	$155,884	$17,126,988
Ordinary income	$2,207,324	$—

The Winslow Green Solutions Fund

	December 31, 2008	December 31, 2007*

Distributions paid from:
Long-term capital gain	$11,786	$—
Ordinary income	$40,571	$33,142

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

*	For the period from November 1, 2007 (commencement of operations) through December 31, 2007.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

As of December 31, 2008, the components of distributable earnings (losses) on a tax basis were as follows:

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

Cost of investments	$349,215,521	$26,078,801

Unrealized appreciation	18,505,620	386,247

Unrealized depreciation	(177,275,166)	(8,506,632)

Unrealized appreciation/(depreciation)	(158,769,546)	(8,120,385)

Undistributed ordinary income	—	—

Undistributed long-term capital gain	—	—

Total distributable earnings	—	—

Other accumulated gain/(loss)	(72,852,079)	(3,176,318)

Total accumulated gain/(loss)	(231,621,625)	(11,296,703)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to Wash Sales deferrals, post-October currency loss, post-October capital losses and calendar year open straddle losses in the Winslow Green Growth Fund and post-October currency losses, post-October capital losses and Wash Sales deferrals in the Winslow Green Solutions Fund.

NOTE 6. INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies in which a fund’s holdings represent 5% or more of the outstanding voting shares are held by the Fund. As of December 31, 2008, the market value of all securities of affiliated companies held in the Winslow Green Growth Fund amounted to $36,952,743, representing 19.0% of net assets. For the year ended December 31, 2008, the Winslow Green Growth Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance			Value
	December 31,			December 31,	Realized	Dividend	December 31,	Acquisition
	2007	Purchases	Sales	2008	Loss	Income	2008	Cost

Basin Water, Inc.	1,100,000	801,984	554,111	1,347,873	$(6,203,822)	$—	$700,894	$9,568,081
LSB Industries, Inc.	825,000	285,953	—	1,110,953	—	—	9,243,129	23,830,998
Orbcomm, Inc.	2,000,000	575,000	437,089	2,137,911	(3,840,847)	—	4,617,888	16,427,155
Real Goods Solar, Inc.	—	1,121,920	12,415	1,109,505	(68,701)	—	4,049,693	10,465,697
ThermoGenesis Corp.	3,100,000	275,000	331,208	3,043,792	(1,534,967)	—	1,308,831	10,923,232
U.S Geothermal, Inc.	3,600,000	351,708	741,873	3,209,835	(1,699,526)	—	2,664,163	3,432,139
Waterfurnace Renewable Energy, Ltd.	652,000	15,300	—	667,300	—	453,984	12,432,483	14,931,872
World Energy Solutions, Inc.	783,971	5,546,029	—	6,330,000	—	—	1,935,662	5,712,333

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2008

NOTE 7. CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Winslow Green Growth Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. For the year ended December 31, 2008, the average interest rate on the outstanding principal amount was 3.63%. Advances are not collateralized by a first lien against the Fund’s assets. During the year ended December 31, 2008, the Winslow Green Growth Fund had an outstanding average daily loan balance of $23,402. The maximum amount outstanding for the current lending agreement during that period was $1,504,000. Interest expense amounted to $1,071 for the Winslow Green Growth Fund. At December 31, 2008, the Winslow Green Growth Fund had a loan payable balance in the amount of $773,335. During the year ended December 31, 2008 the Winslow Green Solutions Fund did not use its line of credit.

Winslow Green Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios and
Shareholders of Winslow Green Growth Fund and
Winslow Green Solutions Fund

We have audited the accompanying statements of assets and liabilities of the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the portfolios of investments, as of December 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the four years in the period then ended of the Winslow Green Growth Fund, and the statement of changes in net assets and the financial highlights for the period November 30, 2007 (commencement of operations) to December 31, 2007 of the Winslow Green Solutions Fund, have been audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund and Winslow Green Solutions Fund as of December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2009

Winslow Green Mutual Funds

Trustees and Executive Officers (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the Administrator, Custodian and Transfer Agent. The day-to day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position for a minimum of five years.

				Number of
				Portfolios
		Term of		in Fund
		Office and		Complex(2)	Other
Name,	Position	Length of	Principal Occupation During	Overseen by	Directorships
Age and Address	with the Trust(1)	Time Served	Past Five Years	Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry (Born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee, Allegiant Funds.

Wallace L. Cook (Born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

Steven J. Paggioli (Born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Independent Trustee, The Managers Funds, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel

Winslow Green Mutual Funds

Trustees and Executive Officers (Unaudited)

Number of
Portfolios
		Term of		in Fund
		Office and		Complex(2)	Other
Name,	Position	Length of	Principal Occupation During	Overseen by	Directorships
Age and Address	with the Trust(1)	Time Served	Past Five Years	Trustees	Held
Officers of the Trust
Robert M. Slotky (Born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable	Not Applicable

Eric W. Falkeis (Born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	Not Applicable	Not Applicable

Elaine E. Richards (Born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007), formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).	Not Applicable	Not Applicable

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Winslow Green Growth Fund and Winslow Green Solutions Fund. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Winslow Green Mutual Funds

Additional Information (Unaudited)
December 31, 2008

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on February 11, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the Winslow Green Growth Fund and Winslow Green Solutions Fund (each a “Fund,” and together the “Funds”), two new series of Professionally Managed Portfolios (the “Trust”) with Winslow Management Company, LLC (the “Adviser” or “Winslow”). The Board considered that these two Funds would be substantially similar from an investment objective and policy perspective to existing series of the Forum Funds trust. At this meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services to be provided by the Adviser to the Funds under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and its conclusions:

1. The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements. The Trustees discussed the nature, extent and quality of Winslow’s overall services to be provided to the Funds. The Board considered Winslow’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Winslow that would be involved with the Funds. The Board reviewed the proposed services Winslow would provide to the Funds, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by Winslow or its affiliates. The Trustees also considered the structure of Winslow’s compliance procedures and the trading capability of Winslow. After reviewing Winslow’s compliance policies and procedures with respect to the Funds, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws. The Trustees also considered the services that had been provided by Winslow to the Forum Funds. The Board concluded that Winslow had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2. The Funds’ historical year-to-date performance and the overall performance of the Funds.  As the Funds are newly created, the Board was unable to review the performance of the Funds. The Board did consider Winslow’s performance history with respect to the previous portfolios of the Forum Funds. In assessing the quality of the portfolio management delivered by Winslow to the Funds, the Board reviewed the performance of the former Winslow Green Solutions Fund and former Winslow Green Growth Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the both Funds’ performance was good over the short and long term. The Board also noted that the Funds were subject to certain social investment criteria, which may limit their investment opportunities relative to their peer group.

3. Costs of Services Provided and Profits Realized by Winslow. The Board noted that the proposed advisory fee of each Fund was 0.90% with the Investor Class of each Fund having an expense cap of 1.45% and the Institutional Class of the Winslow Green Growth Fund having an expense cap of 1.20%, the same as the current fees and expense caps of the Forum Funds – Winslow Funds. The Trustees concluded that the fees to be received by Winslow were fair and reasonable.

4. Economies of Scale. The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Funds grow. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed their specified expense limitations. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Winslow Green Mutual Funds

Additional Information (Unaudited)
December 31, 2008

5. The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Trustees discussed the likely overall profitability of Winslow from managing the new Funds. In assessing possible profitability, the Trustees reviewed Winslow’s financial information and took into account both the likely direct and indirect benefits to Winslow from advising the Funds. The Trustees concluded that Winslow’s profit from managing the Funds would likely not be excessive and, after review of relevant financial information, Winslow would have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable. The Board therefore determined that the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Subsequent Event:  In a Board meeting held May 2008, the Board approved the launch of the Institutional Class for the Winslow Green Solutions Fund in August 2008, with an expense cap of 1.00%.

Winslow Green Mutual Funds

Additional Information (Unaudited)
December 31, 2008

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the period of July 1, 2007 though June 30, 2008 is available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. the Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202)551-8090.

Reorganization

At a special meeting of shareholders held on May 19, 2008, the Funds’ shareholders approved that the Funds be reorganized into a newly created series of the Professionally Managed Portfolios Trust. At the meeting, shareholders approved the proposal as follows:

	For	Against	Abstain

Winslow Green Growth Fund	9,157,595.9334	546,562.3450	624,062.4846
Winslow Green Solutions Fund	1,131,392.8991	25,641.4625	10,586.5770

Federal Tax Information

For the fiscal year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Winslow Green Growth Fund	30.34%
Winslow Green Solutions Fund	5.14%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2008 was as follows:

Winslow Green Growth Fund	30.51%
Winslow Green Solutions Fund	17.64%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Winslow Green Growth Fund	100.00%
Winslow Green Solutions Fund	100.00%

The Percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows:

Winslow Green Growth Fund	0.00%
Winslow Green Solutions Fund	67.43%

Winslow Green Mutual Funds

Notes

WINSLOW
Green Mutual Funds

Investment Adviser
Winslow Management Company, LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 314-9049

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
77 E. 55th Street, Floor 15
New York, NY 10022

Winslow Green Growth Fund – Investor Shares
Symbol – WGGFX
CUSIP – 742935273

Winslow Green Growth Fund – Institutional Shares
Symbol – WGGIX
CUSIP – 742935265

Winslow Green Solutions Fund – Investor Shares
Symbol – WGSLX
CUSIP – 742935257

Winslow Green Solutions Fund – Institutional Shares
Symbol – WGSIX
CUSIP – 742935240

Printed with vegetable-based inks
127-AR-1208

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Winslow Green Growth Fund

	FYE 12/31/2008	FYE 12/31/2007

Audit Fees	$20,000	$25,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$4,100
All Other Fees	N/A	N/A

Winslow Green Solutions Fund

	FYE 12/31/2008	FYE 12/31/2007*

Audit Fees	$16,000	$20,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,700	$4,100
All Other Fees	N/A	N/A

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*	The Winslow Green Solutions Fund commenced operations on November 1, 2007.
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of audit fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

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Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Robert M. Slotky Robert M. Slotky, President

Date	March 2, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert M. Slotky Robert M. Slotky, President

Date	March 2, 2009

By (Signature and Title)	/s/ Eric W. Falkeis Eric W. Falkeis, Treasurer

Date	March 3, 2009

*	Print the name and title of each signing officer under his or her signature.
Winslow Green Mutual Funds 12.31.08 N-CSR

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